EXHIBIT 10.1



                                 THIRD AMENDMENT



                  THIRD AMENDMENT (this "Amendment"), dated as of November 9, 1999, among ACG HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN COLOR GRAPHICS, INC., a New York corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (in such capacity, the "Documentation Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

                  WHEREAS, Holdings, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of August 15, 1995, amended and restated as of May 8, 1998 and further amended as of June 8, 1998 and as of February 3, 1999 (the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. The definition of "Permitted Acquired Debt" in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text "and include
(x)" immediately following the text "shall mean" appearing in said definition and (ii) inserting the following text at the end of clause (iii) to the proviso appearing in said definition:

                  "and (y) Indebtedness assumed or acquired by the Borrower or a Wholly-Owned Subsidiary of the Borrower pursuant to a Permitted Acquisition as a result of an acquisition of an asset securing such Indebtedness; provided that (i) such Indebtedness was outstanding prior to the consummation of the Permitted Acquisition and was not incurred in connection with or in anticipation of such Permitted Acquisition, (ii) such Indebtedness shall not be secured by any assets of any Person other than the assets so acquired and serving as security therefor at the time of the respective Permitted Acquisition and (iii) no Person other than the Borrower or such Wholly-Owned Subsidiary, as the case may be, shall have any liability (contingent or otherwise) with respect to any such Indebtedness".

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when Holdings, the Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.



                                      * * *


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




                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                   ACG HOLDINGS, INC.



                                   By:         /s/ Joseph Milano
                                       ----------------------------------------
                                       Title:  Chief Financial Officer



                                   AMERICAN COLOR GRAPHICS, INC.



                                   By:         /s/ Joseph Milano
                                       ----------------------------------------
                                       Title:  Chief Financial Officer



                                   BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent



                                   By:         /s/ David Bell
                                       ----------------------------------------
                                       Title:  Principal



                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                       Individually and as Documentation Agent



                                   By:         /s/ Anne Kennelly Kratky
                                       ----------------------------------------
                                       Title:  Manager-Operations




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


                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                        Individually and as Syndication Agent



                                    By:         /s/ T Morgan Edwards II
                                       ----------------------------------------
                                        Title:  Vice President



                                    CYPRESSTREE INVESTMENT FUND, LLC
                                    By: CypressTree Investment Management
                                         Company, Inc. its Managing Member


                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:



                                    DEUTSCHE FINANCIAL SERVICES CORPORATION



                                    By:         /s/ Edwin G. Chewning
                                       ----------------------------------------
                                        Title:  Vice President



                                    FINOVA CAPITAL CORPORATION



                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:



                                    FLEET BUSINESS CREDIT CORPORATION



                                    By:         /s/ Carmen Caporrino
                                       ----------------------------------------
                                        Title: Vice President

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


                                    FREMONT FINANCIAL CORPORATION



                                    By:         /s/ Thomas E. Lane
                                       ----------------------------------------
                                        Title:  Vice President



                                    GENERAL ELECTRIC CAPITAL CORPORATION



                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:



                                    HIGHLAND LEGACY LIMITED



                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:



                                    KZH CYPRESSTREE-1 LLC



                                    By:          /s/ Peter Chin
                                       ----------------------------------------
                                        Title:  Authorized Agent



                                    KZH HIGHLAND-2 LLC



                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:




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



                                    PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
                                        By:     PPM America, Inc.



                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:



                                    TRANSAMERICA BUSINESS CREDIT CORPORATION



                                    By:         /s/ Perry Vavoules
                                       ----------------------------------------
                                        Title:  Senior Vice President







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